SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant /X/
Filed by a party other than the registrant / /
Check the appropriate box:
/x/ Preliminary proxy statement
/ / Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Prudential Diversified Funds
       -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
       -----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
          /x/  No fee required.
          / / Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                                                                 October 8, 1999

Dear Shareholder:

      Enclosed is a proxy statement asking you to vote for (1) the nominees for the Board of Trustees of Prudential Diversified Funds ("Fund"), (2) the independent accountants for your Fund and (3) changes to certain of your Fund's investment restrictions.

      A shareholder meeting is being held on November 8, 1999, to consider these nominees, the independent accountants and the proposed changes to your Fund's investment restrictions and to transact any other business that may properly come before the meeting. This proxy statement contains detailed information about each of the nominees, information on the independent accountants, and an explanation of the proposed changes to your Fund's investment restrictions and we recommend that you read it carefully.

      Thank you for your attention to this matter and for your continuing investment in the Fund.


                                Very truly yours,


                               JOHN R. STRANGFELD, JR.
                               President



     --------------------------------------------------------------------------
     A PROXY card is enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each of the nominees for Board Member, "FOR" ratification of the selection of the independent accountants and "FOR" all proposed changes to the fundamental investment restrictions of your Fund.
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

           Enclosed you will find one proxy card relating to the Fund. Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN A PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE NAMED IN THE ATTACHED PROXY
     STATEMENT, "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS INDICATED ON THE CARD AND "FOR" ALL PROPOSED CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless your proxy card is signed by the appropriate persons as indicated in the instructions. below, it will not be voted.
     --------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

            1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

            2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

            3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                   REGISTRATION                             VALID SIGNATURE
                   ------------                           -------------------

      Corporate Accounts
         (1) XYZ Corp...............................   XYZ Corp.
                                                       Jane L. Doe, Treasurer
         (2) XYZ Corp...............................   Jane L. Doe, Treasurer
         (3) XYZ Corp. c/o Jane Doe, Treasurer......   Jane L. Doe
         (4) XYZ Corp. Profit Sharing Plan..........   Jane L. Doe, Treasurer

      Partnership Accounts
         (1) The ABC Partnership....................   Robert Fogg, Partner
         (2) Fogg and Hale, Limited Partnership.....   Robert Fogg, General
                                                        Partner

      Trust Accounts
         (1) ABC Trust Account                         William X. Smith, Trustee
         (2) Ron F. Anderson, Trustee u/t/d 12/28/78   Ron F. Anderson

      Custodial or Estate Accounts
         (1) Katherine T. John, Cust.
              F/b/o Albert T. John, Jr. UGMA/UTMA...   Katherine T. John

                   REGISTRATION                             VALID SIGNATURE
                   ------------                           -------------------

         (2) Estate of Katherine T. John............   Albert T. John, Executor

                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           --------------------------

To Our Shareholders:

      Notice is hereby given that a Special Meeting of Shareholders of Prudential Diversified Funds ("Fund") will be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, _th Floor, Newark, New Jersey 07102, for the following purposes:

            1. To elect nine Trustees.

            2.  To  ratify  the   selection   by  the  Board  of   Trustees   of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending July 31, 2000.

            3.  To   approve   changes   to   certain   fundamental   investment
      restrictions.

            4. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

      Only holders of shares of beneficial interest of the Fund of record at the close of business on October 1, 1999, are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                   DAVID F. CONNOR
                                   Secretary


Dated: October 8, 1999



--------------------------------------------------------------------------------

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

--------------------------------------------------------------------------------

                          PRUDENTIAL DIVERSIFIED FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852

                           --------------------------

                                 PROXY STATEMENT

      This proxy statement is furnished by the Board of Trustees of Prudential Diversified Funds (the "Fund") in connection with its solicitation of proxies for use at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 10:00 a.m. Eastern time on November 8, 1999, at Prudential Plaza, 751 Broad Street, _th Floor, Newark, New Jersey 07102. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Special Meeting of Shareholders.

      The Fund's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

      If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Trustee, for ratification of the selection of the independent accountants and for the changes to the fundamental investment restrictions. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast, provided a quorum is present. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on one or more items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

      If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority or a plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 2, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against proposal No. 3, which requires approval of a majority of the outstanding voting securities under the Investment Company Act of 1940, as amended ("Investment Company Act").

      The close of business on October 1, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of October 1, 1999, the Fund had the following shares of beneficial interest outstanding and entitled to vote:

                                             Shares of Beneficial Interest

             Portfolio                      Outstanding on October 1, 1999
             ---------                      ------------------------------

Prudential Diversified Conservative
 Growth Fund
Prudential Diversified Moderate Growth
 Fund
Prudential Diversified High Growth Fund

Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and form of Proxy will first be mailed to shareholders on or about October 8, 1999.

      As of the record date, management of the Fund does not know of any person or group who owned beneficially 5% or more of any Portfolio's outstanding shares. To the knowledge of management, the executive officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of October 1, 1999.

      The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of Proxies will be largely by mail. In addition, solicitation may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Investment Management Services LLC ("PIMS"), the Fund's distributor.

      Prudential Investments Fund Management LLC ("PIFM" or "the Manager"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement dated as of November 12, 1998. Investment advisory services are provided to the Fund's three portfolios ("Portfolios") by investment advisory firms with which PIFM has entered into subadvisory agreements ("Subadvisers") as listed in Appendix A. As noted above, PIMS, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), Raritan Plaza One, Edison, New Jersey 08837. As of July 31, 1999, PIFM served as the manager to forty-six open-end investment companies, and as manager or administrator to twenty-two closed-end investment companies, with aggregate assets of more than $70 billion. The Fund's Board of Trustees oversees the actions of the Fund's Manager and Subadvisers and decides upon matters of general policy.

                              ELECTION OF TRUSTEES
                                (PROPOSAL NO. 1)

      The Board of Trustees has acted to expand its membership and has nominated the nine individuals identified below for election to the Fund's Board of Trustees at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Trustees is required under the Investment Company Act. Accordingly, if elected each nominee will serve for a term of unlimited duration until his term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Trustees are elected, whichever is earlier. The Fund's amended retirement policy calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

      The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund. The Fund's Board believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the expanded Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Six of the nine nominees have no affiliation with PIFM or The Prudential Insurance Company of America ("Prudential") and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. They also constitute the members of the Board's Audit and Nominating Committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for other funds within the Prudential Mutual Fund Complex and understands the operations of the complex. The three nominees for Trustee who are affiliated with the Fund's Manager or Prudential currently serve on the Board of most of the other funds in the Prudential Mutual Fund Complex. It is proposed that they join the Fund's Board to provide continuity and consistency.

      Effective October 1, 1999, the fee paid to each independent Trustee of the funds in the cluster of the Prudential Mutual Funds of which the Fund is a part is $55,000 per year. The Fund's proportionate annual share of this aggregate fee is approximately $________. Board Members affiliated with PIFM or Prudential will continue to receive no compensation from the Fund (or any other fund in the Prudential Mutual Fund Complex). Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Effective October 1, 1999, independent Board Members serving as chair of the Audit Committee and Nominating Committee within the Fund's cluster receive an additional $2,000 per year per Committee (for which the Fund's proportionate share is about $_______). Mr. Dorsey has been elected Chair of the Fund's Audit Committee and Nominating Committee for the forthcoming year. Mr. Mooney, the cluster's representative on the Executive Committee, which serves as liaison between the Prudential Mutual Funds and Fund management, receives an additional $8,000 per year from the funds within the Fund's cluster (the Fund's proportionate share is about $_________). The annual Board fees per fund and per cluster in the Prudential Mutual Fund Complex may be reviewed periodically and changed by each fund's Board. The other funds in the Fund's cluster are Global Utility Fund, Inc., The Target Portfolio Trust and Target Funds.

      The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal year:

                               COMPENSATION TABLE


                                                          Total Compensation
                                       Aggregate             paid to Board
                                      Compensation         Members From Fund
Board Members and Nominees(1)          From Fund          and Fund Complex(2)
--------------------------------------------------------------------------------
Dorsey, Eugene C.*                       $7,500             $70,000(17/46)T
Gunia, Robert F.                         $   0              $  0
LaBlanc, Robert E.                       $   0              $______(/)T
McCorkindale, Douglas H.*                $7,500             $70,000(23/40)T
Mooney, Thomas T.*                       $7,500             $115,000(35/70)T
Odenath, David                           $   0              $  0
Stoneburn, Stephen                       $   0              $______(/)T
Strangfeld, Jr., John R.                 $   0              $  0
Whitehead, Clay T.                       $   0              $______(/)T

------------
* Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Trustees under the funds' deferred compensation plan. Including accrued interest, total compensation amounted to approximately $85,445 for Mr. Dorsey, $71,145 for Mr. McCorkindale and $119,740 for Mr. Mooney.

T Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Board members who are "interested," as defined in the Investment Company Act, did not receive compensation from the Fund or Fund Complex.

(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

      Board Members may elect to receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission ("SEC"), at the daily rate of return of a Portfolio. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

      It is the intention of the persons named in the accompanying form of proxy to vote for the election of Eugene C. Dorsey, Robert F. Gunia, Robert E. LaBlanc, Douglas H. McCorkindale, Thomas T. Mooney, David Odenath, Stephen Stoneburn, John R. Strangfeld, Jr. and Clay T. Whitehead. Messrs. Dorsey, McCorkindale, Mooney and Strangfeld are currently Trustees. The nominees for independent Trustees were selected by the Nominating Committee in August 1999 and the full Board approved all nominees for Board membership on the same date. Each of the nominees has consented to be named in this proxy statement and to serve as a Trustee if elected. Only Messrs. Dorsey, McCorkindale and Mooney have previously been elected by shareholders (in October 1998). Mr. Strangfeld was elected by the Board of Trustees in May 1999. Messrs. Gunia, LaBlanc, Odenath, Stoneburn and Whitehead were each nominated as a Trustee in August 1999.

      The following table sets forth certain information concerning each of the nominees and each Trustee of the Fund standing for reelection.


                   INFORMATION REGARDING TRUSTEES AND NOMINEES

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

EUGENE C. DORSEY  (72),  Retired  President,     Trustee           --------
Chief   Executive   Officer   and   Trustee,
Gannett   Foundation  (now  Freedom  Forum);
former  publisher,  four Gannett  newspapers
and Vice  President  of  Gannett  Co.  Inc.;
past    Chairman,     Independent    Sector,
Washington,     D.C.    (largest    national
coalition of  philanthropic  organizations);
Former  Director,  Advisory  Board  of Chase
Manhattan   Bank  of  Rochester;   Director,
Global  Utility Fund,  Inc.,  The High Yield
Plus  Fund,   Inc.,  First  Financial  Fund,
Inc.,  Prudential   Diversified  Bond  Fund,
Inc.,  Prudential  Government  Income  Fund,
Inc.,  Prudential  High  Yield  Fund,  Inc.,
Prudential  High Yield  Total  Return  Fund,
Inc.,   Prudential   Mortgage  Income  Fund,
Inc.,   Prudential  Municipal  Series  Fund,
Inc.,  Prudential  National Municipals Fund,
Inc.,  Prudential  Structured Maturity Fund,
Inc.;  Trustee,  The Target Portfolio Trust,
Prudential  Municipal Bond Fund,  Prudential
Diversified  Funds,   Prudential  Government
Securities  Trust,   Prudential   California
Municipal Fund.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*ROBERT F. GUNIA  (52),  Vice  President  of     Nominee           --------
Prudential     (since    September    1997);   for Trustee
Executive  Vice  President  and Treasurer of
PIFM  (since  December  1996);  Senior  Vice
President    of    Prudential     Securities
Incorporated  (since March  1997);  formerly
Chief    Administrative     Officer    (July
1990-September   1996),   Director  (January
1989-September   1996)  and  Executive  Vice
President,  Treasurer  and  Chief  Financial
Officer   (June   1987-September   1996)  of
Prudential  Mutual  Fund  Management,  Inc.;
Vice President and Director (since May 1989)
of The Asia Pacific Fund, Inc.;  Director of
The High Yield Income Fund, Inc., Prudential
Distressed Securities Fund, Inc., Prudential
Diversified  Bond  Fund,  Inc.,   Prudential
Emerging  Growth  Fund,   Inc.,   Prudential
Equity Fund, Inc.,  Prudential Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity
Fund, Inc.,  Prudential  Global Total Return
Fund,  Inc.,  Prudential  Government  Income
Fund,  Inc.,  Prudential  High  Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
Intermediate   Global  Income  Fund,   Inc.,
Prudential  International  Bond Fund,  Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund,  Inc.  and The  Prudential  Investment
Portfolios,    Inc.;    Trustee    of   Cash
Accumulation Trust, Command Government Fund,
Command Money Fund,  Command  Tax-Free Fund,
Prudential    Balanced   Fund,    Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus Fund and Target Funds.


-----------------------
    * Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

ROBERT E. LABLANC (65),  President of Robert     Nominee           --------
E.      LaBlanc       Associates,       Inc.   for Trustee
(telecommunications)  since  1981;  formerly
General   Partner   at   Salomon   Brothers;
formerly   Vice   Chairman  of   Continental
Telecom;  Director of Contel Cellular, Inc.,
M/A-Com,     Inc.,     Storage    Technology
Corporation,  TIE/communications,  Inc., The
Tribune  Company,  Prudential  Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.  Prudential   Institutional   Liquidity
Portfolio,    Inc.,   Prudential   MoneyMart
Assets,  Inc.,  Prudential Natural Resources
Fund, Inc.,  Prudential Pacific Growth Fund,
Inc.,  Prudential Special Money Market Fund,
Inc.,  Prudential  Tax-Free Money Fund, Inc.
and Prudential World Fund, Inc.;  Trustee of
Cash Accumulation Trust,  Command Government
Fund,  Command Money Fund,  Command Tax-Free
Fund, Target Funds and Manhattan College.

DOUGLAS H. MCCORKINDALE  (60), Vice Chairman     Trustee           --------
(since  March  1984)  and  President  (since
September   1997)  of  Gannett  Co.,   Inc.;
Director  of  Continental  Airlines,   Inc.,
Gannett  Co.,  Inc.,  Frontier  Corporation,
The  High  Yield  Plus  Fund,   Inc.,  First
Financial Fund,  Inc.,  Global Utility Fund,
Inc.,   Prudential   Distressed   Securities
Fund,  Inc.,   Prudential   Emerging  Growth
Fund,  Inc.,  Prudential  Equity Fund, Inc.,
Prudential  Global  Limited  Maturity  Fund,
Inc., Prudential  Intermediate Global Income
Fund, Inc.,  Prudential  International  Bond
Fund,   Inc.,  The   Prudential   Investment
Portfolios,   Inc.,   Prudential   Small-Cap
Quantum   Fund,   Inc.,   Prudential   Small
Company   Value   Fund,   Inc.,   Prudential
Utility Fund,  Inc., The Global Total Return
Fund,  Inc.;  Trustee  of  Prudential  20/20
Focus  Fund,   Prudential   Balanced   Fund,
Prudential  Equity  Income Fund,  Prudential
Diversified  Funds,  Prudential Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Real  Estate   Securities  Fund,
Prudential  Tax-Managed Equity Fund, and The
Target Portfolio Trust.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

THOMAS  T.  MOONEY  (58),  President  of the     Trustee           --------
Greater    Rochester    Metro   Chamber   of
Commerce;  former  Rochester  City  Manager;
Trustee   of   Center    for    Governmental
Research,  Inc.;  Director  of Blue Cross of
Rochester,  The Business Council of New York
State,    Executive    Service    Corps   of
Rochester,  Monroe  County Water  Authority,
Monroe   County    Industrial    Development
Corporation,  Northeast  Midwest  Institute,
Rochester Jobs,  Inc.,  Global Utility Fund,
Inc.,   Prudential   Distressed   Securities
Fund,  Inc.,  Prudential   Diversified  Bond
Fund,  Inc.,   Prudential   Emerging  Growth
Fund,  Inc.  Prudential  Equity Fund,  Inc.,
Prudential  Global  Limited  Maturity  Fund,
Inc.,  Prudential  Government  Income  Fund,
Inc.,  Prudential  High  Yield  Fund,  Inc.,
Prudential  High Yield  Total  Return  Fund,
Inc., Prudential  Intermediate Global Income
Fund, Inc.,  Prudential  International  Bond
Fund,   Inc.,  The   Prudential   Investment
Portfolios,    Inc.,   Prudential   Mortgage
Income  Fund,  Inc.,   Prudential  Municipal
Bond   Fund,   Inc.,   Prudential   National
Municipals Fund, Inc.,  Prudential Small-Cap
Quantum   Fund,   Inc.,   Prudential   Small
Company   Value   Fund,   Inc.,   Prudential
Structured  Maturity Fund, Inc.,  Prudential
Utility Fund,  Inc., The Global Total Return
Fund,  Inc.,  The High  Yield  Income  Fund,
Inc.;  President,  Director and Treasurer of
First  Financial  Fund,  Inc.  and The  High
Yield   Plus   Fund,   Inc.;    Trustee   of
Prudential  20/20  Focus  Fund,   Prudential
Balanced   Fund,    Prudential    California
Municipal   Fund,   Prudential   Diversified
Funds,   Prudential   Equity   Income  Fund,
Prudential   Government   Securities  Trust,
Prudential  Index  Series  Fund,  Prudential
Mid-Cap  Value  Fund,  Prudential  Municipal
Series   Fund,    Prudential   Real   Estate
Securities  Fund,   Prudential   Tax-Managed
Equity Fund and The Target Portfolio Trust.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*DAVID  R.   ODENATH   (42),   Officer    in     Nominee           --------
Charge, President,  Chief  Operating Officer       for
(since June 1999),  PIFM;    Senior     Vice     Trustee
President  (since June 1999), The Prudential
Insurance  Company of  America;  Senior Vice
President     (August     1993-May    1999),
PaineWebber,  Inc.  Director  of  Prudential
Distressed Securities Fund, Inc., Prudential
Diversified  Bond  Fund,  Inc.,   Prudential
Emerging  Growth  Fund,   Inc.,   Prudential
Equity Fund, Inc.,  Prudential Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity
Fund, Inc.,  Prudential  Global Total Return
Fund,  Inc.,  Prudential  Government  Income
Fund,  Inc.,  Prudential  High  Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
Intermediate   Global  Income  Fund,   Inc.,
Prudential  International  Bond Fund,  Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund,  Inc.  and The  Prudential  Investment
Portfolios,    Inc.;    Trustee    of   Cash
Accumulation Trust, Command Government Fund,
Command Money Fund,  Command  Tax-Free Fund,
Prudential    Balanced   Fund,    Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus  Fund and  Target  Funds.



--------------------------
    * Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

STEPHEN  STONEBURN  (56),  President,  Argus     Nominee           --------
Integrated  Media,  Inc.  (since June 1995);       for
formerly  Senior Vice President and Managing     Trustee
Director,  Cowles  Business  Media  (January
1993-1995);   prior  thereto,   Senior  Vice
President     (January     1991-1992)    and
Publishing   Vice   President  (May  1989  -
December  1990) of  Gralla  Publications  (a
division   of  United   Newspapers,   U.K.);
formerly  Senior Vice President of Fairchild
Publications,  Inc.;  Director of Prudential
Europe Growth Fund, Inc.,  Prudential Global
Genesis     Fund,      Inc.,      Prudential
Institutional  Liquidity  Portfolio,   Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Special Money Market Fund, Inc.,
Prudential  Tax-Free  Money Fund,  Inc.  and
Prudential  World  Fund,  Inc.;  Trustee  of
Cash Accumulation Trust,  Command Government
Fund,  Command Money Fund,  Command Tax-Free
Fund, Prudential Developing Markets Fund and
Target Funds.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

*JOHN  R.   STRANGFELD,   JR.  (45),   Chief     President         --------
Executive Officer,  Chairman,  President and        and
Director   of  The   Prudential   Investment      Trustee
Corporation (since January 1990),  Executive
Vice  President of  Prudential  Global Asset
Management   Group  of   Prudential   (since
February   1998)  and   Chairman  of  Pricoa
Capital Group (since August 1989);  formerly
various   positions   to   Chief   Executive
Officer  of  the  Private  Asset  Management
Group  of   Prudential   (November   1994  -
December  1998) and Senior Vice President of
Prudential   Capital   Group,   a  unit   of
Prudential  (January  1986 -  August  1989);
President  and  Director  of Global  Utility
Fund,    Inc.,     Prudential     Distressed
Securities    Fund,     Inc.,     Prudential
Diversified  Bond  Fund,  Inc.,   Prudential
Emerging  Growth  Fund,   Inc.,   Prudential
Equity Fund, Inc.,  Prudential Europe Growth
Fund, Inc.,  Prudential Global Genesis Fund,
Inc.,  Prudential  Global  Limited  Maturity
Fund, Inc.,  Prudential  Global Total Return
Fund,  Inc.,  Prudential  Government  Income
Fund,  Inc.,  Prudential  High  Yield  Fund,
Inc.,  Prudential  High Yield  Total  Return
Fund,   Inc.,    Prudential    Institutional
Liquidity   Portfolio,    Inc.,   Prudential
Intermediate   Global  Income  Fund,   Inc.,
Prudential  International  Bond Fund,  Inc.,
Prudential     MoneyMart    Assets,    Inc.,
Prudential  National  Municipals Fund, Inc.,
Prudential  Natural  Resources  Fund,  Inc.,
Prudential   Pacific   Growth  Fund,   Inc.,
Prudential  Sector Funds,  Inc.,  Prudential
Small-Cap  Quantum  Fund,  Inc.,  Prudential
Small Company Value Fund,  Inc.,  Prudential
Special Money Market Fund, Inc.,  Prudential
Structured  Maturity Fund, Inc.,  Prudential
Tax-Free Money Fund, Inc.,  Prudential World
Fund,  Inc.,  The High  Yield  Income  Fund,
Inc.   and   The    Prudential    Investment
Portfolios,  Inc.;  President and Trustee of
Cash Accumulation Trust,  Command Government
Fund,  Command Money Fund,  Command Tax-Free
Fund,  Prudential Balanced Fund,  Prudential
California   Municipal   Fund,    Prudential
Developing  Markets Fund,  Prudential Equity
Income    Fund,     Prudential    Government
Securities  Trust,  Prudential  Index Series
Fund,   Prudential   Mid-Cap   Value   Fund,
Prudential  Municipal Bond Fund,  Prudential
Municipal   Series  Fund,   Prudential  Real
Estate    Securities    Fund,     Prudential
Tax-Managed  Equity Fund,  Prudential  20/20
Focus  Fund,  Target  Funds  and The  Target
Portfolio Trust.

----------------------------
    * Indicates "interested" Trustee, as defined by the Investment Company Act, by reason of his affiliation with Prudential or PIFM.

                                                                   Shares of
                                                                  Beneficial
 Name, age, business experience during the       Position      Interest Owned at
  past five years and other directorships       With Fund       October 1, 1999
  ---------------------------------------       ---------       ---------------

CLAY  T.   WHITEHEAD   (60),   President  of     Nominee           --------
National   Exchange   Inc.   (new   business       for
development    firm)   (since   May   1983);     Trustee
Director of Prudential Distressed Securities
Fund, Inc., Prudential Emerging Growth Fund,
Inc.,    Prudential   Equity   Fund,   Inc.,
Prudential   Europe   Growth   Fund,   Inc.,
Prudential   Global   Genesis  Fund,   Inc.,
Prudential  Global  Limited  Maturity  Fund,
Inc.,  Prudential  Global Total Return Fund,
Inc.,  Prudential   Institutional  Liquidity
Portfolio,   Inc.,  Prudential  Intermediate
Global   Income   Fund,   Inc.,   Prudential
International  Bond Fund,  Inc.,  Prudential
MoneyMart Assets,  Inc.,  Prudential Natural
Resources  Fund,  Inc.,  Prudential  Pacific
Growth Fund, Inc.,  Prudential Sector Funds,
Inc.,  Prudential  Small-Cap  Quantum  Fund,
Inc.,  Prudential  Small Company Value Fund,
Inc.,  Prudential Special Money Market Fund,
Inc.,  Prudential Tax-Free Money Fund, Inc.,
Prudential   World   Fund,   Inc.   and  The
Prudential  Investment   Portfolios,   Inc.;
Trustee of Cash Accumulation Trust,  Command
Government Fund, Command Money Fund, Command
Tax-Free  Fund,  Prudential  Balanced  Fund,
Prudential    Developing    Markets    Fund,
Prudential  Equity  Income Fund,  Prudential
Index Series Fund,  Prudential Mid-Cap Value
Fund,   Prudential  Real  Estate  Securities
Fund,  Prudential  Tax-Managed  Equity Fund,
Prudential   20/20  Focus  Fund  and  Target
Funds.

      The Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

      There were four meetings of the Fund's Board of Trustees held during the fiscal year ended July 31, 1999. The members of the Audit and Nominating Committees are Messrs. Dorsey, McCorkindale and Mooney. The Audit Committee met two times during the fiscal year ended July 31, 1999. The Nominating Committee met once during the fiscal year ended July 31, 1999, and met once thereafter. No Trustee attended fewer than 75% of the aggregate of the total number of meetings of the Board of Trustees, the Audit Committee and the Nominating Committee held during the 1999 fiscal year.

      The executive officers of the Fund are listed in Appendix B. They are elected annually by the Board of Trustees.

REQUIRED VOTE

      The nominees receiving the affirmative vote of a plurality of the votes cast will be elected Trustees, provided a quorum is present. Forty percent (40%) of the shares entitled to vote constitutes a quorum for the transaction of business.

      THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.


              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

      The Board of Trustees, including Trustees who are not interested persons of the Fund, has selected PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending July 31, 2000. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. PricewaterhouseCoopers LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

      The policy of the Board of Trustees regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Trustees of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

      Approval of Proposal No. 2 requires a vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

      THE BOARD OF TRUSTEES, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.


              APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT
                         RESTRICTIONS OF THE PORTFOLIOS
                                (PROPOSAL NO. 3)

      Changes  are   proposed  to  the   fundamental   investment   restrictions
("fundamental restrictions") of the Portfolios. Pursuant to the Investment Company Act, each Portfolio has adopted certain fundamental restrictions, which may be changed only with shareholder approval. Investment policies and other restrictions that each Portfolio has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board of Trustees without shareholder approval.

      Several of the current fundamental restrictions of the Portfolios reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Accordingly, the Board now has approved revisions to each Portfolio's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

      The Board believes that by reducing to a minimum those restrictions that can be changed only by shareholder vote, the Portfolios will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to its investment policies. Although the proposed changes in fundamental restrictions will allow each Portfolio greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolios or the manner in which the Portfolios are managed. Most importantly, the Portfolios' respective investment objectives and policies will be unchanged.

      PROPOSED CHANGES. The following is the text of the proposed restrictions, marked to show changes to the current restrictions, and a summary description of the proposed changes to each Portfolio's fundamental restrictions, together with the text of those non-fundamental restrictions that would be adopted in connection with the elimination of certain of the Portfolios' current fundamental restrictions. The text below also includes those fundamental restrictions that are being eliminated for which no corresponding non-fundamental restrictions are being proposed. Proposed deletions are stricken; proposed new text is bold and underlined. The fundamental restrictions of each of the Portfolios are identical to one another, and the proposed changes are proposed with respect to the investment restrictions of each Portfolio. Shareholders should note that certain of the fundamental restrictions that are treated separately below currently are combined within a single existing fundamental restriction.

A.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION

PROPOSED CHANGE: Upon approval of Proposal 3A, the existing fundamental restriction on portfolio diversification would be modified as follows:


"Each Portfolio is a "diversified company" as defined in the 1940 Act. Each Portfolio will not purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC Staff (collectively, the "1940 Act Laws and Interpretations") or to the extent that the Portfolio may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions")."


DISCUSSION: In order to qualify as a diversified investment company under the 1940 Act, each Portfolio may not purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. The proposed restriction adopts the same 1940 Act standards. However, by not listing the percentage limitations, the proposed restriction would change automatically if the 1940 Act Laws, Interpretations and Exemptions change.

B. MODIFICATION AND RECLASSIFICATION OF FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS

PROPOSED CHANGE: Upon approval of Proposal 3B, the existing fundamental restriction on engaging in margin transactions would be eliminated and each Portfolio would become subject to the following non-fundamental restriction:

"A Portfolio may not purchase securities on margin, provided that the Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to margin transactions. To maximize each Portfolio's flexibility in this area, the Board believes that the existing fundamental restriction on margin transactions should be replaced with a non-fundamental restriction. The proposed non-fundamental restriction eliminates any possible confusion over each Portfolio's ability to use forward and spot currency contracts, swap transaction and other financial contracts or derivative instruments, as each Portfolio intends to do from time to time.

C. MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES AND BORROWING MONEY

PROPOSED CHANGE: Upon approval of Proposal 3C, the existing fundamental restriction on issuing senior securities and borrowing money would be modified as follows:

"A Portfolio may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.


DISCUSSION: The proposed changes would make each Portfolio's fundamental restriction on issuing senior securities or borrowing money no more limiting than required by the 1940 Act. The Board believes that changing the Portfolios' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not currently intend to change the Portfolios' operations, under which the Portfolios do not borrow for investment purposes.

D.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

PROPOSED CHANGE: Upon approval of Proposal 3D, the existing fundamental restriction on real estate investments would be modified to read as follows:


"A Portfolio may not buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


DISCUSSION: The proposed changes to this fundamental restriction would provide more detail regarding the types of real estate related-securities that are permissible investments for the Portfolios, such as mortgage participations, and would permit the Portfolios to exercise rights under agreements relating to real estate-related securities. In addition, the proposed restriction includes an exception that permits each Portfolio to hold real estate acquired as a result of ownership of securities or other interests.

E.  MODIFICATION  AND RECLASSIFICATION  OF  FUNDAMENTAL RESTRICTION  ON PLEDGING
ASSETS

PROPOSED CHANGE: If Proposal 3C is approved, the existing fundamental restriction on pledging assets would be eliminated in conjunction with the modification of the Portfolios' fundamental restriction on issuing senior securities and borrowing money, as discussed above, and each Portfolio would become subject to the following non-fundamental restriction:

"A Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to the pledging of assets. To maximize each Portfolio's flexibility in this area, the Board believes that each Portfolio's restriction on pledging assets should be made non-fundamental. The non-fundamental restriction would be similar to the fundamental restriction proposed to be eliminated. The Board does not expect this change to have any impact on the Portfolios' operations, except that it would permit each Portfolio to pledge its assets in connection with any permissible borrowing, rather than only in connection with borrowing for temporary, extraordinary or emergency purposes, to take advantage of investment opportunities, or for the clearance of transactions.

F.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON MAKING LOANS

PROPOSED CHANGE: Upon approval of Proposal 3F, each Portfolio's existing fundamental restriction on making loans would be modified as follows:


"A Portfolio may not make loans, except through loans of assets of the Portfolio or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


DISCUSSION: The proposed changes to this fundamental restriction would permit each Portfolio to lend cash as well as portfolio securities and would more completely describe various debt instruments each Portfolio may purchase that do not constitute the making of a loan.

G.  MODIFICATION OF FUNDAMENTAL RESTRICTION ON CONCENTRATION

PROPOSED CHANGE: Upon approval of Proposal 3G, the existing fundamental restriction on concentration would be modified as follows:


"A Portfolio may not purchase any security if as a result 25% or more of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."


DISCUSSION: The proposed changes to each Portfolio's fundamental restriction on concentration would make minor changes in wording from the existing fundamental restriction.

H.  ELIMINATION OF FUNDAMENTAL RESTRICTION ON SELLING SECURITIES SHORT

PROPOSED CHANGE: Upon approval of Proposal 3H, each Portfolio's existing fundamental restriction on selling securities short would be eliminated.

DISCUSSION: The Portfolios are not required to have a fundamental restriction with respect to short sales of securities. To maximize each Portfolio's flexibility in this area, the Board believes that the restriction on short sales of securities should be eliminated. Although the Portfolios will not become subject to a comparable non-fundamental restriction, the Portfolios do not currently intend to engage in short sales of securities.

I. ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

PROPOSED CHANGE: Upon approval of Proposal 3I, each Portfolio's existing fundamental restriction on investing for the purpose of exercising control would be eliminated.

DISCUSSION: The Board proposes to eliminate this fundamental restriction, which prohibits the Portfolios from investing in companies for the purpose of exercising control or management. Elimination of this restriction would clarify each Portfolio's ability to exercise freely its rights as a shareholder of the companies in which it invests. Although the Portfolios will not become subject to a comparable non-fundamental restriction, the Portfolios do not currently intend to become involved in directing or administering the day-to-day operations of any company.

REQUIRED VOTE: Approval of each of the changes contemplated by Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of each Portfolio or (2) 67% or more of the voting shares of each Portfolio present at the meeting if more than 50% of the outstanding voting shares of each Portfolio are represented at the meeting in person or by proxy. In addition to voting "for" or "against" the entire Proposal 3, shareholders of each Portfolio also may vote against the changes proposed with respect to specific fundamental restrictions in the manner indicated on the proxy card.

      Any proposed changes that are approved by the shareholders of a Portfolio at the Meeting will be effective on that Portfolio's next business day.

      IF ONE OR MORE OF THE CHANGES CONTEMPLATED BY PROPOSAL 3 ARE NOT APPROVED BY A PORTFOLIO'S SHAREHOLDERS, THE RELATED EXISTING FUNDAMENTAL RESTRICTION(S) WILL CONTINUE IN EFFECT AS TO THAT PORTFOLIO.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                        "FOR" EACH PORTION OF PROPOSAL 3.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                              SHAREHOLDER PROPOSALS

      A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Trustees makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

      The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.


                                   DAVID F. CONNOR
                                   Secretary

Dated:  October 8, 1999


      SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A



                                   Subadvisers
                                   -----------

The following firms provide investment advisory services to each Portfolio, with the exception of Pacific Investment Management Company, which serves as subadviser for all Portfolios except Prudential Diversified High Growth Fund.

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Franklin Advisers, Inc.
777 Mariners Island Boulevard
San Mateo, CA 94404

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Management Company
840 Newport Center Drive
Suite 300
Newport Beach, CA  92660

                                                                      APPENDIX B

                               OFFICER INFORMATION


   NAME (AGE)                 OFFICE WITH THE TRUST    PRINCIPAL OCCUPATIONS
   ----------                 ---------------------    ---------------------

John R. Strangfeld, Jr.(45)   Trustee and              See p. ___ of Proxy
                              President since _____,   Statement
                              1999

Robert F. Gunia (52)          Vice President since     See p. ___ of Proxy
                              -----------;             Statement
                              nominee for Trustee

David F. Connor (35)          Secretary since          Assistant General Counsel
                              ___________              (since   March  1998)  of
                                                       PIFM; Associate Attorney,
                                                       Drinker  Biddle  &  Reath
                                                       LLP prior thereto.

Grace C. Torres (39)          Treasurer and Principal  First   Vice    President
                              Financial and            (since  December 1996) of
                              Accounting Officer       PIFM;   First        Vice
                              since _________          President  (since   March
                                                       1993)   of     Prudential
                                                       Securities  Incorporated;
                                                       formerly    First    Vice
                                                       President  (March   1994-
                                                       September    1996)     of
                                                       Prudential  Mutual   Fund
                                                       Management, Inc.

Stephen M. Ungerman (45)      Assistant Treasurer      Tax Director (since March
                              since  __________        1996)   of     Prudential
                                                       Investments;     formerly
                                                       First    Vice   President
                                                       (February  1993-September
                                                       1996)   of     Prudential
                                                       Mutual Fund   Management,
                                                       Inc.

                                      PROXY

                          PRUDENTIAL DIVERSIFIED FUNDS

                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077

          This Proxy is Solicited on Behalf of the Board of Trustees

The undersigned hereby appoints David F. Connor, Grace C. Torres, and Stephen M. Ungerman as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of beneficial interest of Prudential Diversified Funds (the "Fund") held of record on October 1, 1999 at the Annual Meeting of Stockholders to be held on November 8, 1999, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

---------------------------------------     ------------------------------------

--------
        PLEASE MARK
   X    VOTES AS IN THIS
        EXAMPLE
--------

------------------------------------
       PRUDENTIAL DIVERSIFIED FUNDS
------------------------------------              The Board of Trustees recommends a vote "FOR" the nominee and "FOR" each of the following Proposals:

                                                                                                    For The        With-
                                                                                                    Nominee        hold
CONTROL NUMBER:                                   1.   Election of Trustee

                                                       Nominee:    Eugene C. Dorsey                 / /            / /

                                                                   Robert F. Gunia                  / /            / /

                                                                   Robert E. LaBlanc                / /            / /

                                                                   Douglas H. McCorkindale          / /            / /

                                                                   Thomas T. Mooney                 / /            / /

                                                                   David R. Odenath                 / /            / /

                                               -----               Stephen Stoneburn                / /            / /
  Please be sure to sign and date this Proxy.  Date
                                                                   John R. Strangfeld, Jr.          / /            / /
----------------------------------------------------
                                                                   Clay T. Whitehead                / /            / /
Stockholder sign here             Co-owner sign here
----------------------------------------------------
                                                                                                   For   Against   Abstain

                                                  2.   To ratify the                               / /     / /       / /
                                                       selection of
                                                       PricewaterhouseCoopers
                                                       LLP as independent
                                                       public accountants
                                                       for the fiscal
                                                       year ending July
                                                       31, 2000.

                                                                                                   For   Against   Abstain

                                                  3.   To approve  all proposed                    / /     / /       / /
                                                       changes to the  fundamental
                                                       investment restrictions of
                                                       the Fund.

                                                  / /  To vote "against" changes to
                                                       specific fundamental
                                                       investment restrictions, but
                                                       to vote "for" changes to all
                                                       others, fill in box at left
                                                       AND indicate the letter(s) (as
                                                       set forth in the proxy statement
                                                       you do not want to change on the
                                                       line below.

                                                       ---------------------------------
                                                                                                   For   Against   Abstain

                                                  4.   To consider and act upon such other         / /     / /       / /
                                                       business as may properly come before
                                                       the meeting and any adjournments
                                                       thereof.

                                                       Mark box at right if an address                               / /
                                                       change or comment has been noted
                                                       on the reverse side of this card.

                                                       RECORD DATE SHARES: